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                                                                   EXHIBIT 10.10

                           DATED 10th September 1991.

                       TAI NAM INDUSTRIAL COMPANY LIMITED

                                      and

                              CHARTERKING LIMITED

                                      and

                            CONCENTRIC TOYS LIMITED

                                      and

                             TOYMAX (H.K.) LIMITED

                                       To

                           THE HONGKONG AND SHANGHAI
                          BANKING CORPORATION LIMITED

                       ----------------------------------

                            DEED OF CROSS GUARANTEES

                       ----------------------------------

                            JOHNSON STOKES & MASTER,
                                SOLICITORS &C.,
                                   HONG KONG.
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THIS DEED OF CROSS GUARANTEES is made the 10th day of September One thousand nine hundred and ninety one

BETWEEN :

(1) TAI NAM INDUSTRIAL COMPANY LIMITED ([FOREIGN TRANSLATION OMITTED]) whose registered office is situate at Room 4-8, 10th Floor, Wah Fat Industrial Building, 10-14 Kung Yip Street, Kwai Chung, New Territories, Hong Kong, CHARTERKING LIMITED ([FOREIGN TRANSLATION OMITTED]) whose registered office is situate at Units 4-8, 10th Floor, Wah Fat Industrial Building, 10-14 Kung Yip Street, Kwai Chung, New Territories, Hong Kong, CONCENTRIC TOYS LIMITED whose registered office is situate at 814 Peninsula Centre, Tsimshatsui East, Kowloon and TOYMAX (H.K.) LIMITED whose registered office is situate at Units A and B, 3rd Floor, GDW Building, 382-392 Castle Peak Road, Tsuen Wan, New Territories, Hong Kong (each individually hereinafter referred to as a "Company" and collectively hereinafter referred to as "the Companies", and the expression "the Companies" wherever used in this Deed shall mean all or any one or more of the Companies) and

(2) THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED whose registered office is situate at No. 1 Queen's Road Central, Hong Kong (hereinafter referred to as "the Lender").

WHEREAS :-

(1) All or any of the Companies may from time to time henceforth give or may have already given security to the Lender to secure the payment by Tai Nam Industrial Company Limited, Charterking Limited, Concentric Toys Limited and Toymax (H.K.) Limited of all sums of money due by Tai Nam Industrial Company Limited, Charterking Limited, Concentric Toys Limited and Toymax (H.K.) Limited to the Lender for the time being and from time to time in respect of general banking facilities and/or in respect of other liabilities or for other purposes and for all other sums of money whatsoever which may be now or henceforth owing by Tai Nam Industrial Company Limited, Charterking
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Limited, Concentric Toys Limited and Toymax (H.K.) Limited to the Lender
together with interest thereon.

(2) It has been agreed by and between the Companies and each of them and the Lender that each Company shall guarantee to the Lender the performance by each of them and/or the other Companies of their several obligations to the Lender for the time being and from time to time and the security given as aforesaid shall at all times stand respectively charged with and be security for the payment by each Company of all moneys whatsoever due to the Lender and the interest thereon.

NOW IT IS HEREBY AGREED as follows :-

1. (a) Each Company hereby guarantees, unconditionally and irrevocably, the due and prompt payment by the other Companies and each of them of all sums of money due by them or any of them to the Lender for the time being and from time to time in respect of general banking facilities and/or in respect of other liabilities or for other purposes and for all other sums of money whatsoever which may be now or henceforth owing to the Lender together with interest thereon and also the due and prompt performance and observance by such other Companies and each of them of all covenants, agreements and undertakings of the Companies contained in this Guarantee (all of which are herein collectively called "the Guaranteed Obligations") and so that whenever one Company fails to pay or perform or observe any of the Guaranteed Obligations in the manner provided in this Guarantee the other Companies and each of them shall upon demand by the Lender (whether or not the Lender shall have made any demand on or taken any proceedings against such Company in default or against any other guarantor and without any other formalities all of which are hereby expressly waived by each Company) cause forthwith to be paid, performed or observed such Guaranteed Obligations in respect of which such default has been made in
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accordance with the provisions of this Guarantee or any other document(s)
between any of the Companies and the Lender.

      (b) Each Company hereby agrees and declares that all and any securities which may be henceforth or which may already have been given by it to the Lender to secure the payment, performance and observance of the obligations of such Company shall also be security for the guarantees given by the preceding paragraph hereof.

      (c) As a separate and independent stipulation, each Company shall, as between the Lender and such Company, be primarily liable for the performance and observance by the other Companies in respect of the Guaranteed Obligations as if such Company were the primary obligor and not merely a surety, and without any requirement for the Lender first to have recourse against the other Companies or any of them or any other person and such Company's liability shall not be discharged, impaired or reduced by any time or indulgence granted to the other Companies or any of them by the Lender or by the other Companies or any of them losing their or its separate identity or by any dealings or transactions between the Lender and the other Companies or any of them or by any amendment or supplement to any security or other document or agreement made between the Companies or any of them and the Lender.

      (d) Any statement requiring the payment or performance or observance of any of the Guaranteed Obligations signed by any duly authorised officer of the Lender shall (save for any manifest error) be conclusive evidence as against each of the Companies of such requirement.

2. The obligations of each Company hereunder shall be a continuing security to cover and secure the Guaranteed Obligations from time to time [ILLEGIBLE] in the constitution of the other Companies or any of them or any settlement of account or other matter whatsoever which but for this provision might operate to release or otherwise exonerate such Company from its obligations hereunder. The obligations of each Company hereunder are in addition to and not in substitution for any other guarantee, lien, bill, note, mortgage or other security now or hereafter given in respect of the Guaranteed Obligations.

3. Should any purported obligation of one Company, which if valid or enforceable would be the subject of this Guarantee, be or become wholly or in part invalid or unenforceable against such Company by reason of any defect in or insufficiency or want of powers of the Company or irregular or improper purported exercise thereof or breach or want of authority by any person purporting to act on behalf of such Company or because any rights of the Lender have become barred by reason of any legal limitation, disability, incapacity or any other fact or circumstance whether or not always known to the Lender or if for any other reason whatsoever one Company is not or ceases to be legally liable to discharge any money, obligation or liability undertaken or purported to be undertaken on its behalf the other Companies shall nevertheless be liable to the Lender (notwithstanding the avoidance or invalidity of any assurance, security or payment on any ground whatsoever including (without limitation) avoidance under any enactment relating to liquidation) in respect of that purported obligation or liability as if the same where wholly valid and enforceable and such other Companies were primary obligors in respect thereof. The Lender is not to be concerned to see or enquire into the powers of the Companies or their officers, employees or agents purporting to act on their behalf. Each Company hereby agrees (subject as aforesaid) to keep the Lender fully indemnified against all damages, losses, costs and expenses arising from any failure of the other Companies or any of them to carry out any such purported obligation.

4. Each Company agrees that the Lender may from time to time without discharging or in any way affecting the liability of the other Companies hereunder and without the assent or knowledge of the other

Companies grant to the Companies or any of them any time or indulgence or renew any bills, promissory notes or other negotiable or non-negotiable instruments or securities, give up, deal with, exchange, vary, realise, release or abstain from perfecting or enforcing any guarantees, liens, bills, notes, mortgages, securities or other rights which the Lender may now or hereafter have from or against the Companies or any of them whether hereunder or otherwise, may renew, determine, vary or increase any credit or facilities to or the terms or conditions in respect of any transaction with the Companies or any of them or compound with, discharge, release or vary the liability of the Companies or any of them or concur in accepting or varying any compromise, arrangement or settlement or omit to claim or enforce payment of any dividend or composition when and in such manner as the Lender may think expedient and no such act or omission on the part of the Lender shall in any way discharge or diminish the validity hereof or affect the liability of any of the Companies hereunder. The Lender may enforce this Guarantee notwithstanding that the Lender may hold any other guarantee, lien or security or have any outstanding remedy against the Companies or any of them.

5. Each Company declares that it has received no security for giving this Guarantee and agrees that should any such security be created while any Guaranteed Obligations are outstanding any such security shall, unless otherwise agreed by the Lender, be held as security for the obligations of such Company hereunder and shall forthwith be deposited with the Lender accordingly. Each Company agrees that if default is made in observing the preceding provisions of this Clause 5, any security taken in contravention and all moneys at any time received in respect thereof shall be held in trust for the Lender as security for the liability of such Company to the Lender hereunder.

6. Each Company agrees that the Lender shall be entitled at any time after the security hereby constituted has become enforceable without notice to set off or transfer any moneys standing to the credit of such Company in any account with the Lender (whether current, deposit or any of the other nature whatsoever and whether subject to notice or not) in any currency against the liability of such Company hereunder and that the Lender shall have a lien on and be entitled to retain as security for the liabilities of such Company hereunder any cheques, drafts, bills, notes or negotiable or non-negotiable instruments and any stocks, shares or marketable securities and goods and chattels of all kinds of such Company from time to time deposited with the Lender whether held for safe custody or otherwise.

7. This Guarantee shall apply to the full extent of the Guaranteed Obligations and until all obligations and liabilities due hereunder have been discharged and satisfied in full (which expression shall not embrace payment of a dividend in liquidation of less than 100 per cent), each Company waives all rights of subrogation and each agrees not to demand or accept repayment in whole or in part of any loans or advances then or thereafter due to such Company from any of the other Companies or to demand or accept any security in respect thereof or to assign the same or charge the same as security or to take any step to enforce any right against the other Companies or any of them or to claim any set-off or counter-claim against the other Company or to claim or prove in competition with the Lender or have the benefit of any share in any payment or composition from the other Companies or any of them or in any guarantee or other security now or hereafter held by the Lender.

8. Any money received by virtue of or in connection with this Guarantee may be placed to the credit of any interest bearing suspense account with a view to preserving the rights of the Lender to prove for the whole of its claim against the Companies or any of them in the event of any proceedings in or analogous to liquidation, composition or arrangement.

9. Any release, discharge or settlement between any of the Companies and the Lender shall be conditional upon no security disposition or payment to the Lender by the Companies or any of them being avoided or reduced pursuant to any provisions or enactments relating to liquidation or insolvency and the Lender shall be entitled to retain this Guarantee and any security held for the liability of the Companies hereunder for a period of seven (7) months after the payment, discharge or satisfaction of all moneys, obligation and liabilities that are or may become due, owing or incurred to the Lender from the Companies or any of them in the event of the commencement of a winding-up for such further period as the Lender may determine and to enforce the provisions hereof against the Companies or any of them subsequently as if such release, discharge or settlement had not occurred.

10. All payments hereunder shall be made in full without set off or counterclaim and without any deduction or withholding whatsoever and if any Company is required by law to make any such deduction or withholding it will promptly pay such additional amounts as will ensure receipt of the full amount which would otherwise be receivable hereunder.

11. A demand shall without prejudice to any other effective mode of making the same be deemed to have been sufficiently made hereunder on a Company if left or sent by prepaid letter to such Company at its registered office address hereinbefore mentioned or its last known place of business and such confirmation shall be assumed to have reached such Company within 48 hours of posting and in proving such service it shall be sufficient to prove that the demand was properly addressed and posted.

12. If any one or more of the provisions of this Guarantee or any part or parts thereof shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such illegality, invalidity or unenforceability shall not vitiate any other provisions hereof and this Guarantee shall be construed as if such illegal, invalid or unenforceable provisions were not contained herein.

13. All notices, requests, certificates or other communications to or upon the Companies or any of them and the Lender shall be deemed to have been duly given or made if given or made (as regards the Lender) to its Branch Office address in Hong Kong hereinbefore mentioned (or such other address as may from time to time be notified to each Company) and (as regards the Companies) to their respective registered office addresses in Hong Kong hereinbefore mentioned or such other address as may from time to time be notified by the Companies or any of them to the Lender.

14. This Guarantee shall be binding upon the enure for the benefit of each party and its successors and assigns but the Companies or any of them may not assign or transfer any of their respective rights or obligations hereunder without the express prior written consent of the Lender.

15. This Guarantee and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong, and the parties hereto hereby submit to the non-exclusive jurisdiction of the Hong Kong Courts.

16. The Companies shall pay all costs, charges and expenses (including legal fees) incurred by the Lender in connection with the negotiation, preparation, execution and enforcement of this Guarantee.

      IN WITNESS whereof the Companies and the Lender have executed this Guarantee the day and year first above written.


                                      -8-
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SEALED with the Common Seal of      )
Tai Nam Industrial Company Limited  )
and SIGNED by Mr. Chu Ki Kwan       )     /s/ Chu Ki Kwan
and Miss Leung Shuk Kuen, two of    )                           [SEAL]
the directors of Tai Nam Industrial )     /s/ Leung Shuk Kuen
Company Limited in the presence     )
of :-                               )

/s/ Ho Kit Yue

    HO KIT YUE
[ILLEGIBLE]

SEALED with the Common Seal of      )
Charterking Limited and SIGNED      )     /s/ Chu Ki Kwan
by Mr. Chu Ki Kwan and Miss Leung   )                           [SEAL]
Shuk Kuen, two of the directors of  )     /s/ Leung Shuk Kuen
Charterking Limited in the presence )
of :-                               )

/s/ Ho Kit Yue

[ILLEGIBLE]

SEALED with the Common Seal of      )
Concentric Toys Limited and SIGNED  )     /s/ Chu Ki Kwan
by Mr. Chu Ki Kwan and Miss Leung   )                           [SEAL]
Shuk Kuen, two of the directors of  )     /s/ Leung Shuk Kuen
Concentric Toys Limited in the      )
presence of :-                      )

/s/ Ho Kit Yue

    HO KIT YUE
[ILLEGIBLE]

SEALED with the Common Seal of      )
Toymax (H.K.) Limited and SIGNED    )     /s/ Chu Ki Kwan
by Mr. Chu Ki Kwan and Miss Leung   )                           [SEAL]
Shuk Kuen, two of the directors of  )     /s/ Leung Shuk Kuen
Toymax (H.K.) Limited in the        )
presence of :-                      )

/s/ Ho Kit Yue

[ILLEGIBLE]


                                                [ILLEGIBLE]


                                                /s/ Billy L.K. Leung

                                                BILLY L.K. LEUNG
                                                SOLICITOR,
                                                HONG KONG.

SIGNED SEALED AND DELIVERED by      )     As Attorney and Agent for and on
                                    )     behalf of the Lender
                  Ho Wai Ho         )
                                    )
the duly appointed Attorney in      )     /s/ [ILLEGIBLE]                 [SEAL]
                                    )     -----------------------------
Hong Kong of the Lender whose       )
                                    )
signature is verified by :-         )


/s/ Billy L. K. Leung

BILLY L. K. LEUNG
SOLICITOR,
HONG KONG.